BYLAWS
                                       OF
                       OMNI-TECH INTERNATIONAL CORPORATION

                                    ARTICLE I

                                     OFFICES

Section 1.     Registered office.     A registered office shall be maintained by
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the  corporation  in  the  State  of  Oregon  at  such  location as the Board of
Directors, from time to time, shall designate. The registered office may, but need not be, the same as the corporation's principal place of business.

Section  2.     Other Offices.     The corporation also may have offices at such
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other  places  both  within  and  without  the  State  of Oregon as the Board of
Directors may from time to time determine or the business of the corporation may REQUIRE.

                                   ARTICLE II

                                  SHAREHOLDERS

Section  1.     Location  of  Meetings.     All  meetings  of  the shareholders,
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whether  annual  or  special,  shall be held at such location, whether within or without the State of Oregon as the Board of Directors from time to time shall determine.

Section  2.     Annual Meetings.     The annual meeting of shareholders, for the
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purpose  of electing directors and for the transaction of such other business as properly may come before the meeting, shall be held on the. first Monday in January each year, if not a legal holiday, and if a legal holiday then on the next succeeding business day, or on such other day as the Board of Directors shall designate, and at such time as may be designated by the Board of Directors.

Section  3.     Special  Meetings.      Special meetings of the Shareholders may
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be called at any time by the President, the Board of Directors or the holders of not  less  than  one-tenth  of  all the shares entitled to vote at such meeting.

Section  4.      Notice  of  Meetings.     Written or printed notice stating the
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place,  day  and  hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by' mail, by or at the direction of the President, the Secretary or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his last known address as appears on the books and records maintained by the Secretary, with postage thereon prepaid.

Section  5.     Quorums  and  Adjournments.     The holders or a majority of the
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stock  issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. The shareholders present in person or represented by proxy at a duly organized meeting may ' continue to transact business until adjournment, notwithstanding the with-drawal of enough shareholders to leave less than a quorum. if, however, such quorum initially shall not be present or repre-sented at any meeting of the shareholders, those shareholders present in person. or represented by proxy, and from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.' At such reconvened meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting.

Section  6.      Voting  Rights.
                 ---------------

     (a) The persons entitled to receive a notice of and to vote at any shareholders meeting shall be determined from the records of the corporation on the date of mailing of the notice or on such other date not more than fifty nor less than ten days before such meeting, as shall be fixed in advance by the Board of Directors.

     (b) The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the corporation and shall he subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the time of the meeting. The original stock transfer book or records shall be prima facie evidence as to who are the shareholders entitled
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to  examine  such list or transfer books or records or to vote at any meeting of shareholders. Failure to comply with the requirements of this subsection (b) shall not affect the validity of any action taken at such meeting.

     (c) Except, and to the extent, provided otherwise by express provision of statute or of the articles of incorporation, each person entitled to vote at a shareholders' meeting shall have one vote for each share of voting stock standing registered in his name on the stock transfer books of this corporation as of the foregoing subsection (b).


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     (d)     If  a  quorum  is  present  or  representet9  at  any  meeting, the affirmative vote of a majority of the stock having power present in person or represented by proxy shall be the act of the shareholders, unless by express provision of statute or of the articles of incorporation a different vote is required, in which case such express provision shall govern and control.

Section  7.      Proxies.     Every  shareholder  entitled to vote or to execute
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any  waiver  or  consent  may  do  so  either in person or by written proxy duly executed and filed with the Secretary of the corporation. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Section  8.     Voting  of  Shares  by  Certain  Holders.
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     (a)     Shares  standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such revision, as the Board of Directors of such corporation may determine.

     (b) Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     (c) Shares standing in the name of a receiver or bankruptcy trustee may be voted by such receiver or bankruptcy trustee, and shares held by or under the control of a receiver or bankruptcy trustee may be voted by such receiver or bankruptcy trustee without the transfer thereof into his name if authority so to do is contained in an appropriate order of the court or bankruptcy referee by which such receiver or bankruptcy trustee was appointed.

     (d) A shareholder whose shares are pledged shall, he entitled to vote such shares until the shares have been transferred into the name of the pledqee, and thereafter the pledgee shall lie entitled to vote the shares so transferred.

     (e) Neither treasury shares, nor shares of its own stock held by a corporation in a fiduciary capacity, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

                                   ARTICLE III

                                    DIRECTORS

Section  1.     Number.
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     (a)     The  number  of  directors  which  shall  'constitute  the  whole
Board  shall  be  five  until  the  number  be  changed  by  the  Board  of

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Directors  by  amendment of these bylaws. Directors need not be shareholders, or residents  of  Oregon.

     (b) No reduction in the number of directors shall have the effect of removing any director prior to the expiration of his term of office.

     (c) A director shall hold office for a term of one year and until his successor shall have been elected and qualified.

Section  2.     Vacancies.
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     (a)     A  vacancy  in  the  Board of Directors shall exist upon the death, resignation  or  removal  of  any  director.

     (b) Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the corporation. Any such resignation shall take effect upon the receipt of such notice or at any later time specified therein. Unless otherwise specified in the notice, the acceptance of such resignation shall not be necessary to make it effective, provided that the Board of Directors may reject any postdated resignation by notice in writing to the resigning director in the event the resignation of a director is tendered to take effect at a future time, a successor may be elected to take office when the resignation becomes effective.

     (c) Vacancies in the Board of Directors may be filled by a majority of the remaining directors though less than a quorum, or by a sole remaining director. Each director so elected shall hold office for the balance of the unexpired term of his predecessor and until his qualified successor is elected and accepts office.

     (d) The shareholders may at any time elect a director to fill any vacancy not filled by the directors.

Section  3.     Removal  of  Directors.     The entire Board of Directors or any
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individual  director  may be removed from office at a special meeting called for that purpose by a majority vote of shareholders entitled to vote on the election of directors. Unless otherwise prohibited by statute, the articles of incorporation or an express provision of these bylaws, any director may be removed, with or without cause, by a majority vote of the Board of Directors.

Section  4.     Powers  and  Executive  Committee.
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     (a)     The business and affairs of the corporation shall be managed by the
Board of Directors who shall exercise or direct the exercise of all corporate powers except to the extent shareholder authorization is required by law, the articles of incorporation, or these bylaws. However, when there are five (5) or more directors, the Board of Directors, by majority vote, may designate two or more directors to constitute an executive committee, and

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may  designate  one  or more persons as ex officio members without voting power, which committee shall have and may exercise all the authority of the Board of Directors in the management of this corporation, excepting only the authority to amend the articles of incorporation; adopt a plan of merger or consolidation; recommend to the shareholders the sale, lease, exchange, mortgage, pledge, or other disposition of all or substantially all the property and assets of this corporation or a revocation thereof; or Amend the bylaws of this corporation. Such committee shall hold office at the pleasure of the Board.

     (b) Any executive committee shall meet from time to time on call of the chairman of the executive committee or of any two or more members of the executive committee. Notice of each such meeting, stating the place, day and hour thereof, sh411 be served personally on each member of the executive committee, or-shall be mailed, telegraphed or telephoned to his address on the books of the corporation, at least twenty-four hours before the meeting. No such notice need state the business proposed to he transacted at the meeting. No notice of the time or place of any meeting of the executive committee need be given to any member thereof who attends in person or who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. No notice need be given of an adjourned meeting of the executive committee. Meetings of the executive committee may be held by telephone or at such place or places either within or outside the State of Oregon, as the executive committee shall determine, or as may be specified or fixed in the respective notices or waivers thereof. The executive committee may fix its own rules of procedure. it shall keep a ' record of its proceedings and shall report these proceedings to the Board of Directors at the regular meetings thereof held next after they have been taken.

Section  5.     Meetings.
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     (a)     Meetings  of  the  Board  of  Directors shall be hold at such place within or without the State of Oregon as may he designated from time to time by the Board of Directors or other person calling the meeting.

     (b) The annual meeting of each newly elected Board of Directors shall be held, without notice, immediately following the adjournment of the annual meeting of shareholders.

     (c) Regular meetings of the Board of Directors may be held, without notice, at such time and place, as shall from time to time be determined by the Board.

     (d) Special Meetings of the Board of Directors for any purpose or purposes may be called at any time by the President, and shall be called by the President, any Vice President or Secretary upon the written request of any two or more directors.

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Section  6.     Quorums.     A  majority  of  the  directors  at a Meeting shall
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constitute  a  quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the articles of incorporation or by these bylaws. if a quorum initially shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section  7.     Notice  of  Special  Meetings.
                ------------------------------

     (a) Notice of the time and place of special meetings shall be given orally or delivered in writing personally or by mail or telegram at least 24 hours before the meeting. Notice shall be sufficient if actually received at the required time or if mailed or telegraphed not less than 72 hours before the meeting. Notice mailed or telegraphed shall be directed to the address shown on the corporate records or to the director's actual address ascertained by the person giving the notice.

     (b) Notice of the time and place of holding an adjourned meeting need not be given if such time and place be fixed at the meeting adjourned.

                                   ARTICLE IV

                               NOTICES AND WAIVERS

Section  1.     Form  of  Notices.      Whenever  under  the  provisions  of the
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statutes  or  of  the  articles  of  incorporation or of these bylaws, notice is required to be given to any director or shareholder, it shall not be construed to require personal notice, but such notice may be given in writing, by mail or telegram, addressed to such director or shareholder at such address as appears on the records of the corporation with postage thereon prepaid, and such notice by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail.

Section  2.     Attendance  at Meetings.     Attendance of a shareholder, either
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in  person  or by proxy, or of a director at a meeting shall constitute a waiver of notice of such meeting, except where such attendance is done for the express purpose of objecting to the transaction of any business because the meeting is not lawful3v called or convened.

Section 3.     waivers.     Whenever any notice whatever is required to be given
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under  the  provisions  of  the statutes, of the articles of incorporation or of these bylaws, a waiver thereof in writing, signed by the person entitled to said notice either before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

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Section  4.      Consents.     Any action which the applicable law, the articles
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of  Incorporation  or the bylaws require or permit the shareholders or directors to take at a meeting may be taken with-out a meeting if a' consent in writing setting forth the action so taken is signed by all of the shareholders or directors entitled to vote with respect to the subject matter thereof. The consent, which shall have the same effect as a unanimous vote of the shareholders or directors, shall be filed in the records of minutes of the corporation. ,

                                    ARTICLE V

                                    OFFICERS

Section  1.      Designation.     The  officers  of  the  corporation shall be a
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President  and  a  Secretary,  and.  such  Vice  Presidents  and other officers, assistant officers and agents as the Board of Directors by resolution shall. designate. With the exception of the Chairman of the Board of Directors, if such office be created, no officer need be a member of the Board of Directors. Any two offices may be held by the same person except the offices of President and Secretary.

Section  2.      Election.    The Board of Directors, at its first meeting after
                 ---------
each-annual meeting of the shareholders, shall elect a President and a Secretary. other officers, assistant officers or agents of the corporation shall be elected at such meeting, or on such other occasions as the Board of Directors in its discretion shall from time to time deem appropriate. Except in the event of removal by the Board, death, resignation, dis-qualification or abolition of an office, the officers, assistant officers and agents of the corporation shall hold office until their successors are chosen and qualified, or for such other period as the Board may determine.

Section  3.  vacancies  and  Removal.
             ------------------------

     (a) A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office, unless a majority of the directors vote to abolish such office not required by the articles of incorporation or by statute.

     (b) Any officer, assistant officer or agent may be removed, or any office, not required by the articles of incorporation or by statute, abolished at any time by the affirmative vote of a majority of the Board of Directors, whenever in its judgment the best interests of the corporation will be served thereby.

     (c) Any officer, assistant officer or agent may resign at any time by giving-written notice to the Board of Directors, the, President or the Secretary of the corporation. Any such resignation shall take effect upon receipt of such notice or at any

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later time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective, provided that the Board of Directors may reject any post-dated resignation by notice in writing to the resigning officer.

     (d) This section shall not affect the contract rights of the corporation or any officer, assistant officer or agent.

     (e) Election or appointment of an officer or agent shall not by itself create contract rights.

Section  4.     Compensation.      The  salaries  and  other compensation of all
                -------------
6fficers, assistant officers and agents of the corporation shall be fixed by the Board of Directors.

Section  5.      President.     The  President  shall  be  the  chief executive
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officer  of  the  corporation,  and  shall  have general policy direction of the business of the corporation. Tie shall preside at meetings of the shareholders and directors in the absence of a chairman; he shall be ex officio a member of all standing committees, unless the Board of Directors shall designate other-wise; he shall have general management and direction of the business of the corporation, and all powers ordinarily exercised by the chief executive officer of the corporation. He shall have the authority to sign or countersign all certificates, contracts and other instruments of the corporation, under the seal of the corporation or otherwise, except where required by law to be otherwise signed and executed, and except where the signing and execution thereof shall be delegated or reserved by the Board of Directors to some other officer or agent of the corporation. Tie shall perform all other duties as are in6ident to his office or are properly required of him by the Board of Directors.

Section  6.      Secretary.     The  Secretary  shall attend all meetings of the
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Board  and  all  meetings  of  the shareholders and shall record, or cause to be recorded, all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chairman or the President, under whose supervision he shall be. Unless otherwise provided by the Board of Directors, the Secretary shall have authority to affix the corporate seal to any instrument requiring a seal, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

Section  7.      Chairman.     The Chairman of the Board of Directors, if one be
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appointed, may sign or countersign certificates, contracts and other instruments of  the  corporation  as  authorized  by  the

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Board  of Directors, and shall preside at meetings of the Board of Directors and at meetings of the shareholders, and shall make reports to the shareholders. in the absence or disability of the President, he may assume chief executive duties and general management and direction of the business of the corporation, and all powers ordinarily exercised by the chief executive officer of the corporation.

Section  8.      Treasurer.      The Treasurer, if one shall be appointed, shall
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keep  accounts  of  all of the monies of the corporation received and disbursed, and subject to direction of the Board of Directors, shall safely keep all securities and valuables of the corporation. He shall, from time to time, make such reports to the officers, Board of Directors and shareholders as may be required and shall perform such other duties as the Board of Directors and/or the President shall, from time to time, delegate to him. In the absence of a Treasurer, the duties of the Treasurer shall be discharged by the Secretary, or such other officer as the Board of Directors shall designate.

Section 9.      Other Officers.     Other officers, assistant officers or agents
                ---------------
appointed by the Board of Directors shall exercise such powers and perform such duties as shall he determined from time to time by the Board of Directors, except such duties as shall be exclusively delegated to the Board of Directors by statute, the articles of incorporation, or these bylaws. Unless otherwise specified by the Board of Directors, any Assistant Secretary or Assistant Treasurer shall have authority to exercise any powers delegated to them from the Secretary or Treasurer, respectively, and in the absence of the secretary or Treasurer shall assume all powers and discharge all duties ordinarily exercised by such absent officer.

                                   ARTICLE VI

                                 INDEMNIFICATION

     Section  1.     Non-Derivative  Actions.      Subject  to  the  provisions
                     ------------------------
of Sections 3, and 6, below, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of or arising from the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was

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unlawful,  or  (ii)  his  act  or  omission  giving rise to such action, suit or proceeding is ratified, adopted or confirmed by the corporation or the benefit thereof received-by the corporation. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo
                                                                            ----
contendere or its  equivalent, shall not of itself create a presumption that the
----------
person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful, and settlement shall not constitute any evidence of any of the foregoing.

Section  2.     Derivative Actions.     Subject to the provisions of Sections 3,
                -------------------
5 and 6F below, the corporation shall indemnify any person who was or is a party or is threatened to he made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of or arising from the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he M acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, or (ii) his act or omission giving rise to such action or suit is ratified, adopted or con-firmed by the corporation or the benefit thereof received by the corporation; provided, however, that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to he liable for negligence or deliberate misconduct in the performance of his duty to the corporation unless, and only to the extent that, the court in which action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section  3.     Determination  of  Right  to  indemnification  in Certain Cases.
                ----------------------------------------------------------------
Subject to the provisions of Sections 5 an3 r,, below, indemnification under Sections I and 2 of this Article automatically shall be made by the corporation unless it is expressly determined by a majority vote of a quorum of the Board of Directors consisting of directors who were not parties to such action, suit or proceeding, or if such a quorum is not obtain-able, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by a majority vote of the shareholders of the corporation that indemnification of the person who is or was an officer, or director, or is or was serving at the request of the corporation, as an officer, director, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise, is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Section 1 or 2.

Section  4.     Indemnification  of  Persons  other  Than Officers or Directors.
                ----------------------------------------------------------------
In the event any person not included with the group of persons referred to in Sections 1 and 2 of this Article was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding of a type referred to in Sections I and 2 of this Article by reason of or arising from the fact that he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, the Board of Directors of the corporation by a majority vote of a quorum (whether or not such quorum consists in whole or in part of directors who were parties to such action, suit or proceeding) or the shareholders of the corporation by a majority vote of the outstanding shares may, but shall not be required to, grant to such person a right of indemnification to the extent described in Sections 1 or 2 of this Article as if he were an officer or director referred to therein, provided that such person meets the applicable standard of conduct set forth in such Sections.

Section  5.     Successful  Defense.     Notwithstanding  any other provision of
                --------------------
Sections 1, 2, 3 or 4 of this Article, but subject to the provisions of Section 6 below, if a director, officer, employee or agent is successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1, 2 or 4 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (inc2ud-ing attorneys' fees) actually and reasonably incurred by him in connection therewith.

Section 6.     Condition Precedent to Indemnification tinder Sections 1, 2 or 5.
               -----------------------------------------------------------------
Any person who desires to receive the benefits otherwise conferred by Sections 2., 2 or 5 of this Article shall notify the corporation reasonably promptly that he has been named a defendant to an action, suit or proceeding of a type referred to in Sections I or 2 and that he intends to rely upon the right of indemnification described in Sections 1, 2 or 5 of this Article. The notice shall be in writinq and mailed via registered or certified mail, return receipt requested, to the President of the corporation at the executive offices of the corporation or, in the event the notice is from the President, to the registered agent of the corporation. Failure to give the notice required hereby shall entitle the Board of Directors of the corporation by a majority vote of a quorum (consisting of directors who, insofar as indemnity of officers or directors is concerned, were not parties to such action, suit or proceeding, but who, insofar as indemnity of employees or agents is concerned, may or may not have been parties) or the shareholders of the corporation by a majority vote of the outstanding shares of the corporation to make a determination, 'in their sole discretion, that such failure was prejudicial to the corporation in the

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

circumstances and that, therefore, the right to indemnification referred to in Sections 1, 2 or 5 of this Article shall be denied in its entirety or reduced in amount.

Section  7.     Insurance.     At  the discretion of the Board of Directors, the
                ----------
corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Section.

Section 8.     Former Officers and Directors.     The indemnification provisions
               ------------------------------
of this Article VI or each or any of said provisions individually shall be extended to a person who has ceased to be a director, officer, employee or agent and shall inure to the bene-fit of the heirs, executors and administrators of such a person.

Section  9.     Purpose  and Exclusivity.     The indemnification referred to in
                ------------------------
the various sections of this Article shall be deemed to he in addition to and not in lieu of any other rights to which those indemnified may be entitled under any statute, rule or law or equity, agreement, vote of the shareholders or Board of Directors or otherwise. The purpose of this Article is to augment, pursuant to ORS 57.260(3), the other provisions of ORS 57.255 and 57.260.

                                   ARTICLE VII

                             CERTIFICATES FOR SHARES

Section 1.     Form of Certificates.     Certificates for shares of stock of the
               ---------------------
corporation shall be in such form (not inconsistent with the articles of incorporation or applicable law) as shall he approved by the Board of Directors and shall be numbered and entered in the books of the corporation as they are issue. Every certificate for shares shall be signed by the President or Vice President and by the Secretary or an Assistant Secretary, provided, however, that if the certificate is manually signed on behalf of a transfer agent or registrar (other than the corporation itself or an employee of the corporation), the signatures of such officers or their successors may be facsimiles.

Section 2. Transfer Agents and Registrars. The Board of Directors may from time to time appoint one or more transfer agents and one or more registrars for the shares of the corporation who shall have such powers and duties as the Board of Directors shall specify.

Section  3.     Restrictions  on Transfer.     No securities of this corporation
                --------------------------
or certificates representing such securities shall be transferred in violation of any law or of any restriction on such transfer set forth in the articles of incorporation or amendments thereto, the bylaws or any buy-and-sell agreement, right of first refusal, or other agreement restricting such transfer which has been filed with the corporation if reference to any such restrictions is made on the certificates representing such securities. The corporation shall not he bound by any restrictions not so filed and noted. The corporation may rely in good faith upon the opinion of its counsel as to such legal or contractual violation with respect to any such restrictions unless the issue of transferability has been finally determined by a court of competent jurisdiction. The corporation and any party to such agreement sha.11 have the right to have a restrictive legend imprinted upon any-such certificate and any certificates issued in replacement or exchange therefor or with respect thereto.

Section  4.     Closing Transfer Books and fixing Record Date.     The directors
                ----------------------------------------------
may prescribe a period not exceeding fifty days nor less than ten days prior to any meeting of the shareholders or prior to the date appointed for the payment of dividends during which no transfer of stock may be made on the books of the corporation, or may fix a day not more than fifty days not less than ten days prior to the holding of any such meeting or the date for the payment of any such dividend as the day as of which shareholders entitled to notice of and to vote at such meeting or entitled to receive payment of such dividend shall be determined; and only shareholders of record on such day shall be entitled to notice or to vote at such meeting or to receive payment of such dividend.

Section  5.     Presumption  of Ownership.     The corporation shall be entitled
                --------------------------
to treat the holder of record of any share or shares of stock as the holder in fact thereof and the owner of share or shares to receive dividends and to vote as such owner and tn hold liable for calls and assessment's a person registered on its books as the owner of share or shares, and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thcr~of, except as expressly provided by the laws of Oregon.

Section  6.     Lost,  Stolen  or  Destroyed  Certificates.     In  the  event a
                -------------------------------------------
certificate is claimed to be lost, stolen or destroyed, the issuance of a new certificate in replacement thereof may be conditioned upon the giving of such proof of the loss, -theft or destruction as the Board of Directors, or-such corporate officer or agent as they may designate, may require.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

Section  1.     Reserves.     Before  payment  of  any  dividend  or  making any
                ---------
distribution of profits, the Board of Directors may set aside out of any funds of the corporation available for dividends such

Page  13  -  BYLAWS
sum or sums as they from time to time in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created, subject to provisions of the articles of incorporation and statutes.

Section  2.     Checks,  Drafts.     All  checks,  drafts  or  other  orders for
                ----------------
payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by rsolution of the Board of Directors.

Section  3.     Taxable  Year.     The taxable year, whether fiscal or calendar,
                --------------
of  this  corporation,  shall  be fixed by resolution of the Board of Directors.

Section  4.     Headings.     The  headings  contained  in  these bylaws are for
                ---------
convenience only and shall not in any way affect thc meaning or interpretation of these bylaws.

                                   ARTICLE IX

                               AMENDMENT OF BYLAWS

Section  1.     Amendment  and  Repeal.     Except as otherwise provided by law,
                -----------------------
the power to alter, amend or repeal these bylaws, or adopt new bylaws shall he vested exclusively in the Board of Directors.

Section 2.     Recordation.     Whenever an amendment or new bylaw is adopted, a
               ------------
copy thereof shall be kept in the minute book with the original bylaws, and, of any amendment, a notation placed along-side of the original bylaw to the effect that it has been amended on the date thereof. If any bylaw is repealed, the fact of such repeal and the date on which it occurred shall be recorded in the minute book and a notation placed alongside of the original bylaw to the effect that it has been repealed on said date.

     I, the undersigned, being the Secretary of Omni-Tech International Corporation do hereby certify the foregoing to be the bylaws of said corporation, as adopted by the Board of Directors on the __ day of August, 1978.

                                                                       Secretary
                                                                       ---------

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